Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

The Company has engaged in certain transactions with entities which are considered related parties. Payments for goods and services, including legal services, to these related parties totaled $841,000, $699,000 and $835,000, in 2011, 2010 and 2009, respectively. Management believes disbursements made to related parties were substantially equivalent to those that would have been paid to unaffiliated companies for similar goods and services.

TD Banknorth, Inc. (a 4.26% shareholder of common stock and 100% shareholder of Series A preferred stock of the Company), through an affiliate TD Bank, N.A., historically provided various services to the Company. These services included maintenance to the store LAN network, proof and encoding services, deposit account statement rendering, automated teller machine (ATM)/VISA card processing, data processing, implementation of new software for systems and call center support. On and effective as of December 30, 2008, the Company and the Bank entered into a Transition Agreement with TD and Commerce Bancorp LLC (formerly Commerce Bancorp, Inc.).  The Transition Agreement terminated the Network Agreement dated January 1, 1997, as thereafter amended in April 2002 and September 29, 2004 (the Network Agreement) and the Master Services Agreement dated July 21, 2006 and its addenda (the Master Services Agreement) by and between the Company, the Bank and TD (and/or their predecessors). With timely advance notice by TD under the Network and Master Services agreements, the agreements would have otherwise terminated on December 31, 2009.  The agreements were terminated prior to such date in connection with the March 2008 merger of Commerce Bancorp, Inc. into a subsidiary of TD Bank N.A.

Pursuant to the Transition Agreement, TD provided to the Bank certain transaction services, representing a continuation of the services provided to the Bank under the terms of the Master Services Agreement until the third quarter of  2009, at which time all such services were transitioned to other service providers. Because all services provided by TD under the Transition Agreement were terminated according to terms in the agreement, TD paid to the Bank a fee in the amount of $6.0 million, which was used to help defray the costs of transition and the rebranding of the Company and the Bank.

The Company did not receive nor pay for services from TD in 2011 and 2010; however, paid approximately $2.2 million for services provided during 2009.  A non-recourse loan in which the Company had participated was foreclosed in 2009 and resulted in the Company's ownership of a 15% interest in commercial property in which TD now owns a 70% interest.  The gross balance due on the loan was $45.9 million at the time of foreclosure.